UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Health Sciences Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Against a backdrop of solid earnings, improving balance sheets, and low interest rates, health care stocks rose strongly in 2011, capping a third consecutive year of gains. Equities produced robust returns through late April but fell sharply into early October due in part to a European debt crisis and a sluggish U.S. economic recovery. The market reversed course again in the fourth quarter as the U.S. economy showed signs of improvement. For the year, defensive sectors held up reasonably well in the volatile market environment—investors favored “safe haven” investments and dividend-paying stocks, which propelled the performance of pharmaceutical companies.

PERFORMANCE COMPARISON

In a volatile 12 months ended December 31, 2011, the Health Sciences Fund posted an 11.01% return that significantly outperformed the 2.11% return for the S&P 500 Index and the 9.30% gain for the Lipper Health/Biotechnology Funds Index. Our comparison with the Lipper peer group benefited from stock selection in the biotechnology and life sciences industries, but pharmaceuticals, health care services, and products and devices holdings detracted. We appreciate your continued confidence in our efforts to manage your investment in these turbulent times.

The Health Sciences Fund has delivered consistently strong longer-term performance compared with the Lipper universe of health/ biotechnology funds. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 25 of 89, 8 of 81, 7 of 78, and 11 of 52 funds in the health/biotechnology funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2011, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks rallied in the year’s first half and then retreated as investor sentiment soured and volatility spiked due to concerns about the eurozone, the disarray and political discord in Washington, the U.S. Treasury downgrade, and generally subpar economic news in the second half. As these concerns receded, and corporate earnings generally came in stronger than expected, stocks generated an impressive fourth-quarter rally. For the year, sector performance was mixed. Materials and financials stocks in the S&P 500 Index recorded double-digit declines. Sectors that tend to have lower sensitivity to the health of the economy, including utilities, consumer staples, and health care, generated double-digit gains.

The Lipper Health/Biotechnology Funds Index handily outperformed the S&P 500 Index for the year. Within the Lipper index, the top-performing segments were pharmaceuticals (+27%), biotechnology (+17%), and services (+11%). These three groups account for about four-fifths of the sector. As we have written in previous shareholder reports, each portfolio holding is selected based on its individual merit, commonly referred to as bottom-up stock selection. While we keep an eye on our overall industry allocations, we believe stock selection will have far more bearing on our performance than allocation decisions.

STRATEGY REVIEW

The portfolio’s large allocation to the biotechnology and pharmaceuticals segments stems from our belief that the drug industry’s business model—the discovery, development, manufacture, and commercialization of medicines—is the primary driver of long-term value in the health care sector. Typically, large pharmaceutical companies have a broad base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly. Biotechnology companies, however, tend to be smaller, and the successful introduction of one important new medicine can materially affect a company’s revenues and earnings. We are especially focused on those companies with medicines or treatments for unmet medical needs. This strategy encompasses more risk because a firm that is highly dependent on the success of a single drug can decline significantly on bad news. However, we manage this risk in part by owning a diversified basket of stocks and controlling our position sizes.

PORTFOLIO REVIEW

Although the health care sector endured a tough stretch during the middle of the year, investors gravitated toward companies that could generate steady gains regardless of the economic climate. The portfolio’s best contributors for the year were Alexion Pharmaceuticals, Pharmasset, and Valeant Pharmaceuticals. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Alexion Pharmaceuticals was our strongest contributor in 2011. It was also our best contributor in the first half of the year and a top performer in 2010. This mid-cap biotech is a longtime position and became our largest holding over time through appreciation. The company develops drugs for patients with life-threatening diseases and other serious medical conditions. It has only one commercial product, Soliris, and there are relatively few patients for the drug. Soliris was launched in 2007 and is the first and only drug treatment for PNH, a rare blood-borne genetic disease. We think the company can generate $1 billion of annual sales from Soliris for the treatment of PNH in the next year or two.

We like the prospects for Alexion because Soliris has a long patent life, and the drug requires modest commercial expenses to sell. Additionally, we believe that there is a good probability that Soliris will be approved for other rare disorders, adding to revenue in 2012 and possibly doubling the product’s long-term commercial potential.

As was the case with Alexion, Pharmasset was another top contributor in both the past six and 12 months. The company was acquired by Gilead Sciences in late November. The all-cash takeover price ($137 per share) was approximately a 70% premium to the stock’s all-time high. The company is engaged in the discovery, development, and commercialization of novel drugs to treat viral infections and is in the process of developing innovative new products for the treatment of chronic hepatitis C.

Like Pharmasset, Cubist Pharmaceuticals, Medivation, BioMarin Pharmaceutical, and Idenix Pharmaceuticals were top portfolio contributors in the small-cap biotech space for the year. Like biotechs, small-cap companies are generally riskier than large-caps that have a larger product base because a firm that is highly dependent on the success of a single drug can decline significantly on bad news.

Valeant Pharmaceuticals was the portfolio’s best contributor in the first half of the year, and it was third best for the year. The Ontario-based specialty pharmaceutical company has a global reach and has grown rapidly from small-cap to mid-cap status through a series of acquisitions and solid internal growth. The company develops, manufactures, and markets a wide array of neurological, dermatological, and branded generic products. Revenue and earnings were solid and above Wall Street’s steadily rising consensus revenue and earnings estimates. Investors bid the stock up from about $28 per share to almost $47 in 2011, and they have embraced the company’s aggressive acquisition strategy. Valeant is now a major force in dermatology, which we view as one of the bright spots within specialty pharmaceuticals.

The fund’s worst contributors in the first six months of the year were also the largest detractors for the past 12 months. InterMune traded above $50 before the summer sell-off and by the end of the year changed hands in the low teens. The biotech company develops treatments for pulmonary and fibrotic diseases with a current focus on a progressive and potentially fatal lung disease called idiopathic pulmonary fibrosis (IPF). It markets pirfenidone under the brand name Esbriet in the European Union. The potential blockbuster drug is the only one approved for IPF in Europe, and it is in late-stage testing in the U.S. and is expected to launch in 2014.

Human Genome Sciences was a major detractor in 2011. The company’s success is tied to its lupus drug Benlysta, which was approved by the FDA for sale in the U.S. in March and in Europe in July. We favor companies that are developing novel drugs for unmet serious medical needs, and until Benlysta, no new lupus drugs had been approved in more than 56 years. Sales reflecting three full quarters on the market totaled approximately $52 million. We believe that Benlysta will be a meaningful commercial success over time as the drug achieves traction in treating a disease where new therapies are significantly needed.

Our third-largest detractor for the year was Dendreon. The stock tumbled after the company missed its second-quarter earnings target and withdrew its full-year guidance. We have held onto our position in the stock believing that the company’s cancer vaccine, Provenge, can generate $1 billion of revenue annually. Provenge is also likely to have an extremely long period of exclusivity, which affords Dendreon time to improve commercial results.

While most of the portfolio’s investments are in U.S. common stocks, the fund will selectively invest in non-U.S. companies. Over the past 12 months, the portfolio’s holdings in overseas investments generated absolute gains but detracted from our comparison with the Lipper benchmark. Additionally, the fund writes call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered options can help reduce, but not eliminate, portfolio volatility. For the year, the options strategy contributed positively to the portfolio’s results.

OUTLOOK

The difficult economic environment in the U.S. and Europe today is having a significant impact on companies in the health care sector, especially those that are developing and marketing new drugs and treatments. Wherever government is the principal payer for health care, the primary impetus is on reducing spending—because it represents the single largest long-term liability. Governments are doing everything they can to curb costs, and they are creating substantial headwinds on reimbursement. A second force that is hurting companies in the sector is the overall decline in utilization. It seems that rising unemployment and the loss of health care insurance in markets where there is still private insurance, such as the U.S., has led to a noticeable decline in health care consumption.

Health care has long been viewed as a defensive sector, because people get sick and need to go to the doctor and get medicine regardless of the economy’s condition. However, the economic and health care landscape in the 2010s is much different than in the mid-1990s when workers did not worry about taking time off for elective or discretionary health care consumption, such as having a hip or knee replacement. Today, however, workers are far more concerned about being out of the workplace and being laid off, and that has caused some to defer procedures until the company is doing better or consumer confidence improves a bit. The evidence shows that pharmaceutical consumption, laboratory tests, doctor visits, and surgical procedures are all much lower since the 2008 financial crisis.

For the sector to sustain multiyear outperformance, we think that the leading large-cap companies need to generate new products and innovative medicines. While the market has rewarded large-cap pharmaceuticals for being more thoughtful and disciplined about their capital allocation, it is unclear whether they have a pipeline of products to support that long-term bullish case. There are always company-specific risks, and because health care is a highly regulated industry, there are additional risks associated with regulatory actions. The biggest question about the longer-term performance in this sector is: How do we pay for the services that many Americans view as a fundamental right? The implementation of new policies will favor certain sectors and disadvantage others. The government is drafting thousands of new regulations for the legislation that goes into effect in 2014. While the market perceives that little has happened in 2011, the fact is that a tremendous amount of administration and rulemaking is going on behind the scenes, which could be viewed as the lull before the storm.

Regardless of the ebbs and flows of investor sentiment, we believe that health care will remain a growth industry. It is likely that we will see pockets of exciting performance within the two areas that the portfolio continues to emphasize—the introduction of highly innovative, important new medical products and health care services that provide quality, cost-effective outcomes. Other positive long-term dynamics include demographics (the rising number of baby boomers reaching retirement age); the pace of scientific advances and prospects for safer and better medicines; and finally, demand for a higher quality of life and society’s willingness to spend on health care.

We have an aging population that demands the best in health care, and an explosion in scientific understanding should lead to better medicines. Much of the spending on health care is tied to Medicare, which should provide a stable source of funding. As long as society continues to demand new therapies to soften the impact of disease and government price controls are not imposed, health care should remain an area of significant long-term growth.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

January 24, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/11
Alexion Pharmaceuticals	8.1%
Pharmasset	2.8
Gilead Sciences	2.7
Valeant Pharmaceuticals	2.6
SXC Health Solutions	2.4
Celgene	2.3
McKesson	2.2
UnitedHealth Group	2.2
Incyte	2.2
Dentsply International	2.1
Covidien	2.0
Baxter International	2.0
Stryker	1.8
WellPoint	1.7
Amgen	1.6
Medicines Company	1.5
Elan	1.5
Henry Schein	1.4
Merck	1.4
Alkermes	1.4
Amerigroup	1.3
Regeneron Pharmaceuticals	1.3
BioMarin Pharmaceutical	1.3
Universal Health Services	1.2
Idexx Laboratories	1.2
Total	52.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/11

Best Contributors		Worst Contributors	
Alexion Pharmaceuticals	95¢	InterMune	-36¢
Pharmasset	68	Human Genome Sciences	-35
Medivation	10	Dendreon	-28
BioMarin Pharmaceutical	9	Illumina	-23
Pharmacyclics	9	Incyte	-15
Celgene	9	Exelixis	-14
Bangkok Dusit Medical Services	9	Vertex Pharmaceuticals	-14
Elan	9	Baxter International	-14
Idenix Pharmaceuticals	7	Universal Health Services	-12
Medicines Company	6	Covidien	-12
Total	231¢	Total	-203¢

12 Months Ended 12/31/11

Best Contributors		Worst Contributors	
Alexion Pharmaceuticals	128¢	InterMune	-39¢
Pharmasset	106	Human Genome Sciences	-34
Valeant Pharmaceuticals	46	Dendreon	-26
Elan	28	Community Health Systems	-15
Regeneron Pharmaceuticals	20	Illumina	-15
UnitedHealth Group	18	Avanir Pharmaceuticals	-14
Pharmacyclics	17	Exelixis	-14
Medicines Company	15	WebMD**	-10
Amerigroup	15	Shanghai Pharmaceuticals*	-8
SXC Health Solutions	14	Universal Health Services	-8
Total	407¢	Total	-183¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 100.5%		
BIOTECHNOLOGY 36.2%		
Major Biotechnology 13.0%		
Achillion Pharmaceuticals (1)	200,000	1,524
Alkermes (1)	2,475,000	42,966
Allos Therapeutics (1)	650,000	923
Amgen (5)	775,000	49,763
ArQule (1)	225,000	1,269
Biogen Idec (1)(5)	205,000	22,560
Celgene (1)(5)	1,025,000	69,290
Dendreon (1)	950,000	7,220
Gilead Sciences (1)(5)	2,025,000	82,883
Human Genome Sciences (1)	2,227,100	16,458
Lexicon Pharmaceuticals (1)	625,000	806
Medicines Company (1)	2,549,100	47,515
Neurocrine Biosciences (1)	1,175,000	9,988
NPS Pharmaceuticals (1)	1,000,000	6,590
Savient Pharmaceuticals (1)	116,100	259
Seattle Genetics (1)	553,200	9,247
Seattle Genetics, Warrants, 12/31/11 Acquisition Date: 7/8/03, Acquisition Cost $0 (1)(2)	50,000	523
Sinovac Biotech (1)	600,000	1,320
United Therapeutics (1)	103,100	4,872
Vertex Pharmaceuticals (1)(5)	552,000	18,332
YM Biosciences (1)	2,660,000	4,362
		398,670
Other Biotechnology 23.2%		
Acorda Therapeutics (1)(5)	475,000	11,324
Alexion Pharmaceuticals (1)(5)	3,474,273	248,411
Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Acquisition Cost $24 (1)(2)	189,630	103
Amylin Pharmaceuticals (1)	925,500	10,532
Ardea Biosciences (1)	410,100	6,894
Biocon (INR)	310,000	1,605

BioCryst Pharmaceuticals (1)	450,000	1,112
BioMarin Pharmaceutical (1)	1,175,000	40,397
Cardiome Pharma (1)	1,000,000	2,630
Clovis Oncology (1)	200,000	2,818
Cubist Pharmaceuticals (1)	750,000	29,715
Dynavax Technologies (1)	300,000	996
Exelixis (1)	3,325,000	15,744
Halozyme Therapeutics (1)	300,000	2,853
Idenix Pharmaceuticals (1)	2,850,000	21,218
Incyte (1)	4,417,800	66,311
Infinity Pharmaceuticals (1)	350,000	3,094
InterMune (1)(5)	1,228,000	15,473
MAP Pharmaceuticals (1)	350,000	4,610
Medivation (1)(5)	550,300	25,374
Metabolex, Warrants, 4/12/12 Acquisition Date: 4/11/07, Acquisition Cost $— (1)(2)	75,000	—
Micromet (1)	275,000	1,977
Momenta Pharmaceuticals (1)	475,000	8,260
Nektar Therapeutics (1)	375,000	2,098
Newron Pharmaceuticals (CHF) (1)	97,109	227
ONYX Pharmaceuticals (1)	355,000	15,602
Optimer Pharmaceuticals (1)	675,000	8,262
Pharmasset (1)	665,000	85,253
Poniard Pharmaceuticals (1)	43,125	92
Puma Biotechnology Acquisition Date: 10/4/11, Acquisition Cost $2,046 (1)(2)	545,725	2,046
Puma Biotechnology, Warrants, 10/4/21 Acquisition Date: 10/4/11, Acquisition Cost $0 (1)(2)	1	—
Quatrx Pharmaceuticals, Acquisition Date: 5/11/07 – 8/11/10 Acquisition Cost $4,000 (1)(2)	984,435	4,437
Regeneron Pharmaceuticals (1)	745,000	41,295
Rigel Pharmaceuticals (1)	900,000	7,101
Swedish Orphan Biovitrum (SEK) (1)	1,377,169	3,022
Targacept (1)	225,000	1,253
Theravance (1)	675,000	14,918

Tranzyme (1)	900,000	2,655
Vical (1)	875,000	3,859
		713,571
Total Biotechnology		1,112,241

LIFE SCIENCES 3.7%

Life Sciences 3.7%

Agilent Technologies (1)	51,300	1,792
BG Medicine (1)	285,700	1,349
Bruker (1)	950,000	11,799
Covance (1)	650,000	29,718
Dyadic International (1)	339,500	329
Gen-Probe (1)	42,060	2,487
GenMark Diagnostics (1)	790,000	3,255
Illumina (1)(5)	300,000	9,144
Mettler-Toledo International (1)	30,000	4,431
Monsanto (5)	360,000	25,225
Thermo Fisher Scientific (1)	525,000	23,609
Total Life Sciences		113,138

PHARMACEUTICALS 16.7%

European Major - Pharmaceuticals 0.5%

Bayer (EUR)	200,000	12,787
Bayer, ADR	8,400	536
Hikma Pharmaceuticals (GBP)	150,000	1,444
		14,767

Major Pharmaceuticals 14.0%

Aegerion Pharmaceuticals (1)	381,800	6,391
Allergan (5)	150,000	13,161
Amarin, ADR (1)	1,025,000	7,677
Basilea Pharmaceutica (CHF) (1)	25,000	950

Cadence Pharmaceuticals (1)	1,200,000	4,740
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $14 (1)(2)	110,000	128
Elan, ADR (1)	3,300,000	45,342
Endocyte (1)	230,000	865
Forest Laboratories (1)	200	6
GlaxoSmithKline Pharmaceuticals (INR)	50,000	1,841
GTX (1)	425,000	1,428
Intercell (EUR) (1)	140,000	344
Ironwood Pharmaceuticals (1)	125,000	1,496
Jazz Pharmaceuticals (1)	455,000	17,577
Lijun International Pharmaceutical (HKD)	5,000,000	573
Merck (5)	1,150,000	43,355
Novo Nordisk (DKK)	95,000	10,917
Par Pharmaceutical (1)	50,000	1,637
Pfizer	976,000	21,121
Pharmacyclics (1)	1,900,000	28,158
Ranbaxy Laboratories (INR)	500,000	3,782
Roche Holding - Genusscheine (CHF)	175,000	29,661
Salix Pharmaceuticals (1)	200,000	9,570
Sanofi (EUR)	40,000	2,938
Sawai Pharmaceutical (JPY)	190,000	19,723
Shanghai Pharmaceuticals Holding, H Shares (HKD) (1)	5,300,000	8,585
Shire (GBP)	350,000	12,192
Shire, ADR	140,000	14,546
Simcere Pharmaceutical, ADR (1)	450,000	4,230
Teva Pharmaceutical, ADR	338,400	13,658
Towa Pharmaceutical (JPY)	205,000	8,749
UCB (EUR)	145,000	6,101
Valeant Pharmaceuticals International (1)(5)	1,700,000	79,373
Vectura (GBP) (1)	1,200,000	1,048
Warner Chilcott (1)	316,600	4,790

XenoPort (1)	1,400,000	5,334
		431,987
Specialty Pharmaceuticals 2.2%		
AMAG Pharmaceuticals (1)	575,000	10,873
Anacor Pharmaceuticals (1)	700,000	4,340
Auxilium Pharmaceuticals (1)	625,000	12,456
AVANIR Pharmaceuticals (1)(3)	6,645,500	13,623
Depomed (1)	452,200	2,342
Impax Laboratories (1)	450,000	9,077
Ista Pharmaceuticals (1)	500,000	3,525
Pacira Pharmaceuticals (1)	975,800	8,441
Sun Pharmaceuticals Industries (INR)	300,000	2,803
		67,480
Total Pharmaceuticals		514,234

PRODUCTS & DEVICES 15.5%

Implants 12.8%		
ArthroCare (1)	300,000	9,504
Baxter International (5)	1,216,300	60,183
BioMimetic Therapeutics (1)	200,000	570
China Kanghui Holdings, ADR (1)	762,000	11,232
Covidien (5)	1,353,400	60,917
DENTSPLY International	1,860,000	65,081
Edwards Lifesciences (1)(5)	443,100	31,327
Endologix (1)	200,000	2,296
EnteroMedics (1)	1,500,000	2,550
EnteroMedics, Warrants, 2/23/13 Acquisition Date: 2/23/09, Acquisition Cost $125 (1)(2)	1,000,000	—
EnteroMedics, Warrants, 6/8/16 (1)	571,100	317
EnteroMedics, Warrants, 9/28/16 (1)	100,000	65
HeartWare International (1)	295,900	20,417
Hospira (1)	250,000	7,592

Intuitive Surgical (1)(5)	13,300	6,158
Nobel Biocare (CHF)	150,000	1,744
Shandong Weigao Group Medical, H Shares (HKD)	6,200,000	5,596
Sonova (CHF)	35,000	3,661
Straumann (CHF)	22,000	3,797
Stryker (5)	1,119,900	55,670
Tornier (1)	85,600	1,541
Volcano (1)	550,000	13,084
Zimmer Holdings (1)(5)	596,000	31,838
		395,140
Other Products & Devices 2.7%		
Conceptus (1)	1,000,000	12,640
Cooper Companies	185,000	13,046
DynaVox, Class A (1)	342,400	1,246
Hill-Rom Holdings	195,000	6,570
IDEXX Laboratories (1)	480,000	36,941
Insulet (1)	600,000	11,298
		81,741
Total Products & Devices		476,881
SERVICES 28.4%		
Distribution 10.9%		
AmerisourceBergen (5)	955,600	35,539
Catalyst Health Solutions (1)	539,800	28,070
China Medical System (HKD)	21,250,200	14,173
CP ALL (THB)	3,500,000	5,741
Express Scripts (1)(5)	690,000	30,836
Henry Schein (1)	687,100	44,270
McKesson	875,000	68,171
Medco (1)(5)	13,100	732
Owens & Minor	225,000	6,253
Raia Drogasil (BRL)	1,300,000	9,039

Shoppers Drug Mart (CAD)	375,000	15,144
Sinopharm, H Shares (HKD)	1,350,000	3,240
SXC Health Solutions (1)	1,315,000	74,271
		335,479
Information 3.3%		
Allscripts Healthcare Solutions (1)	1,521,500	28,817
athenahealth (1)	500,000	24,560
Cerner (1)	220,000	13,475
Maximus	270,000	11,165
Nuance Communications (1)	975,000	24,531
		102,548
Other Services 2.3%		
Advisory Board (1)	110,000	8,163
Fleury (BRL)	600,000	6,884
HMS Holdings (1)	425,000	13,591
Laboratory Corporation of America (1)	70,000	6,018
MEDNAX (1)	375,000	27,004
Quest Diagnostics	125,000	7,258
		68,918
Payors 6.5%		
AMERIGROUP (1)	700,000	41,356
Centene (1)	375,000	14,846
Triple-S Management, Class B (1)	271,300	5,431
UnitedHealth Group (5)	1,310,000	66,391
Wellcare Health Plans (1)	379,500	19,924
WellPoint (5)	779,800	51,662
		199,610
Providers 5.4%		
Acadia Healthcare (1)	555,200	5,535
Amil Participacoes (BRL)	525,000	4,624
Bangkok Dusit Medical Services (THB) (1)	7,800,000	20,273

Amylin Pharmaceuticals, Put, 1/21/12 @ $12.50 (1)	26,500	(37)
Amylin Pharmaceuticals, Put, 1/21/12 @ $20.00 (1)	24,500	(210)
Amylin Pharmaceuticals, Put, 1/21/12 @ $25.00 (1)	24,200	(328)
athenahealth, Put, 6/16/12 @ $50.00 (1)	30,000	(225)
Baxter International, Call, 5/19/12 @ $62.50 (1)	75,000	(7)
Baxter International, Put, 1/21/12 @ $50.00 (1)	25,000	(31)
Baxter International, Put, 1/21/12 @ $65.00 (1)	45,100	(699)
Baxter International, Put, 1/21/12 @ $70.00 (1)	48,600	(996)
Biogen Idec, Call, 1/21/12 @ $90.00 (1)	50,000	(1,028)
Biogen Idec, Call, 1/21/12 @ $115.00 (1)	25,000	(34)
Biogen Idec, Put, 1/21/12 @ $75.00 (1)	50,000	(6)
Biogen Idec, Put, 1/21/12 @ $90.00 (1)	50,000	(12)
Biogen Idec, Put, 1/21/12 @ $95.00 (1)	50,000	(20)
Biogen Idec, Put, 1/21/12 @ $100.00 (1)	65,000	(49)
Biogen Idec, Put, 1/21/12 @ $105.00 (1)	55,000	(85)
Biogen Idec, Put, 1/21/12 @ $110.00 (1)	30,000	(99)
Biogen Idec, Put, 1/19/13 @ $115.00 (1)	70,000	(1,208)
Biogen Idec, Put, 1/19/13 @ $120.00 (1)	50,000	(1,008)
Bristol-Myers Squibb, Put, 1/21/12 @ $27.50 (1)	75,000	(2)
Bristol-Myers Squibb, Put, 1/21/12 @ $30.00 (1)	75,000	(3)
Bristol-Myers Squibb, Put, 3/17/12 @ $30.00 (1)	80,000	(22)
Bristol-Myers Squibb, Put, 3/17/12 @ $33.00 (1)	75,000	(49)
Cardinal Health, Put, 1/21/12 @ $45.00 (1)	100,000	(430)
Catalyst Health Solutions, Put, 6/16/12 @ $50.00 (1)	30,000	(148)
Celgene, Call, 1/21/12 @ $65.00 (1)	25,000	(81)
Celgene, Call, 1/21/12 @ $67.50 (1)	50,000	(80)
Celgene, Call, 1/21/12 @ $75.00 (1)	50,000	(3)
Celgene, Put, 1/21/12 @ $55.00 (1)	15,000	(1)
Celgene, Put, 1/21/12 @ $60.00 (1)	35,000	(6)

Celgene, Put, 1/21/12 @ $65.00 (1)	30,000	(20)
Cerner, Put, 1/21/12 @ $50.00 (1)	50,000	(5)
Cooper, Put, 5/19/12 @ $55.00 (1)	50,000	(86)
Coventry Health Care, Put, 8/18/12 @ $35.00 (1)	75,000	(465)
Covidien, Call, 1/21/12 @ $57.50 (1)	140,000	(3)
Covidien, Put, 1/21/12 @ $55.00 (1)	21,600	(214)
Covidien, Put, 1/21/12 @ $60.00 (1)	10,000	(149)
Cubist Pharmaceuticals, Put, 1/21/12 @ $25.00 (1)	2,000	—
CVS Caremark, Put, 1/21/12 @ $40.00 (1)	50,000	(34)
DaVita, Put, 4/21/12 @ $60.00 (1)	60,000	(69)
Dendreon, Put, 1/21/12 @ $60.00 (1)	2,800	(147)
DENTSPLY International, Put, 4/21/12 @ $40.00 (1)	120,000	(666)
Depomed, Put, 3/17/12 @ $10.00 (1)	70,000	(336)
Edwards Lifesciences, Call, 1/21/12 @ $80.00 (1)	150,000	(11)
Edwards Lifesciences, Call, 1/21/12 @ $85.00 (1)	32,200	(1)
Edwards Lifesciences, Call, 1/21/12 @ $90.00 (1)	75,000	(2)
Edwards Lifesciences, Call, 5/19/12 @ $95.00 (1)	80,900	(44)
Edwards Lifesciences, Put, 1/21/12 @ $95.00 (1)	141,900	(3,434)
Express Scripts, Call, 1/21/12 @ $60.00 (1)	100,000	(1)
Express Scripts, Call, 1/21/12 @ $70.00 (1)	25,000	—
Express Scripts, Put, 6/16/12 @ $50.00 (1)	30,000	(244)
Forest Laboratories, Put, 1/21/12 @ $35.00 (1)	49,800	(237)
Gilead Sciences, Call, 2/18/12 @ $41.00 (1)	100,000	(155)
Gilead Sciences, Put, 1/21/12 @ $40.00 (1)	15,000	(8)
Gilead Sciences, Put, 1/21/12 @ $44.00 (1)	50,000	(158)
Gilead Sciences, Put, 1/21/12 @ $45.00 (1)	80,000	(328)
Gilead Sciences, Put, 1/19/13 @ $35.00 (1)	30,000	(84)
Henry Schein, Put, 1/21/12 @ $75.00 (1)	151,200	(1,580)
Henry Schein, Put, 1/21/12 @ $80.00 (1)	29,300	(453)

Hospira, Put, 1/21/12 @ $60.00 (1)	11,200	(332)
Human Genome Sciences, Put, 1/21/12 @ $26.00 (1)	63,600	(1,158)
Human Genome Sciences, Put, 4/21/12 @ $20.00 (1)	50,000	(634)
Humana, Put, 1/21/12 @ $60.00 (1)	150,000	(7)
Humana, Put, 1/21/12 @ $70.00 (1)	100,000	(7)
Humana, Put, 1/19/13 @ $85.00 (1)	50,000	(503)
Illumina, Call, 1/21/12 @ $90.00 (1)	8,500	—
Illumina, Put, 1/21/12 @ $60.00 (1)	5,500	(163)
InterMune, Call, 4/21/12 @ $20.00 (1)	150,000	(102)
InterMune, Put, 1/21/12 @ $40.00 (1)	99,000	(2,735)
InterMune, Put, 1/21/12 @ $45.00 (1)	98,000	(3,187)
Intuitive Surgical, Call, 1/21/12 @ $300.00 (1)	13,300	(2,177)
Jazz Pharmaceuticals, Put, 1/21/12 @ $25.00 (1)	75,000	(4)
Jazz Pharmaceuticals, Put, 1/21/12 @ $30.00 (1)	50,000	(4)
Jazz Pharmaceuticals, Put, 1/21/12 @ $35.00 (1)	40,000	(18)
Jazz Pharmaceuticals, Put, 1/21/12 @ $40.00 (1)	40,000	(94)
Johnson & Johnson, Put, 1/21/12 @ $65.00 (1)	50,000	(34)
Johnson & Johnson, Put, 1/21/12 @ $67.50 (1)	75,000	(160)
Johnson & Johnson, Put, 1/21/12 @ $70.00 (1)	70,200	(314)
Johnson & Johnson, Put, 4/21/12 @ $70.00 (1)	100,000	(545)
Maximus, Put, 4/21/12 @ $40.00 (1)	200,000	(420)
McKesson, Put, 1/21/12 @ $80.00 (1)	50,000	(145)
McKesson, Put, 1/21/12 @ $85.00 (1)	25,000	(179)
Medco, Call, 2/18/12 @ $60.00 (1)	10,000	(14)
Medco, Put, 1/21/12 @ $60.00 (1)	100,000	(435)
Medco, Put, 1/21/12 @ $65.00 (1)	86,900	(799)
Medicis Pharmaceutical, Put, 1/21/12 @ $35.00 (1)	75,000	(148)
Medivation, Call, 1/21/12 @ $45.00 (1)	100,000	(275)
Medivation, Call, 1/21/12 @ $50.00 (1)	25,000	(19)

Medtronic, Put, 1/21/12 @ $35.00 (1)	50,000	(11)
Medtronic, Put, 1/21/12 @ $40.00 (1)	50,000	(110)
Merck, Call, 1/19/13 @ $40.00 (1)	100,000	(194)
Monsanto, Call, 1/21/12 @ $80.00 (1)	100,000	(13)
Monsanto, Call, 1/21/12 @ $82.50 (1)	80,000	(7)
Monsanto, Put, 1/21/12 @ $62.50 (1)	65,000	(20)
Monsanto, Put, 1/21/12 @ $65.00 (1)	50,000	(32)
Monsanto, Put, 1/21/12 @ $70.00 (1)	65,000	(150)
Monsanto, Put, 1/21/12 @ $75.00 (1)	10,000	(57)
Monsanto, Put, 1/21/12 @ $80.00 (1)	35,000	(361)
Monsanto, Put, 1/19/13 @ $80.00 (1)	30,000	(483)
Mylan Laboratories, Put, 1/21/12 @ $22.50 (1)	1,800	(3)
Mylan Laboratories, Put, 1/21/12 @ $25.00 (1)	75,000	(272)
Nuance Communications, Put, 4/21/12 @ $25.00 (1)	30,000	(66)
Perrigo, Put, 1/21/12 @ $80.00 (1)	30,000	(5)
Pfizer, Put, 1/21/12 @ $20.00 (1)	400,000	(32)
Pfizer, Put, 1/21/12 @ $22.50 (1)	347,800	(332)
Pfizer, Put, 1/21/12 @ $25.00 (1)	426,200	(1,438)
Pharmasset, Put, 1/21/12 @ $125.00 (1)	20,000	(150)
Pharmasset, Put, 2/18/12 @ $60.00 (1)	2,000	(5)
Pharmasset, Put, 5/19/12 @ $65.00 (1)	6,700	(20)
Quest Diagnostics, Put, 1/21/12 @ $55.00 (1)	35,000	(14)
Quest Diagnostics, Put, 1/21/12 @ $60.00 (1)	40,000	(100)
Quest Diagnostics, Put, 1/21/12 @ $65.00 (1)	80,000	(568)
Quest Diagnostics, Put, 5/19/12 @ $60.00 (1)	30,000	(147)
Salix Pharmaceuticals, Put, 1/21/12 @ $50.00 (1)	30,000	(92)
Sanofi Aventis, Put, 1/21/12 @ $75.00 (1)	35,000	(4)
Sanofi Aventis, Put, 3/17/12 @ $35.00 (1)	60,000	(79)
Savient Pharmaceuticals, Put, 1/21/12 @ $15.00 (1)	133,900	(1,707)

St. Jude Medical, Put, 1/21/12 @ $45.00 (1)	45,600	(486)
Stryker, Call, 1/21/12 @ $55.00 (1)	75,000	(6)
Stryker, Put, 1/21/12 @ $60.00 (1)	29,400	(301)
Stryker, Put, 1/21/12 @ $65.00 (1)	13,500	(206)
Stryker, Put, 1/21/12 @ $70.00 (1)	23,400	(473)
Stryker, Put, 3/17/12 @ $60.00 (1)	20,000	(207)
SXC Health Solutions, Put, 1/21/12 @ $50.00 (1)	5,000	(2)
SXC Health Solutions, Put, 1/21/12 @ $70.00 (1)	72,800	(986)
Teva Pharmaceutical Finance, Put, 1/21/12 @ $52.50 (1)	30,000	(364)
Teva Pharmaceutical Finance, Put, 1/21/12 @ $55.00 (1)	21,600	(315)
Teva Pharmaceutical Finance, Put, 1/19/13 @ $45.00 (1)	30,000	(228)
Thermo Fisher Scientific, Put, 6/16/12 @ $50.00 (1)	50,000	(328)
United Therapeutic, Put, 1/21/12 @ $60.00 (1)	36,900	(467)
UnitedHealth Group, Call, 1/21/12 @ $50.00 (1)	150,000	(263)
UnitedHealth Group, Put, 1/21/12 @ $35.00 (1)	25,000	—
UnitedHealth Group, Put, 1/21/12 @ $40.00 (1)	30,000	(1)
UnitedHealth Group, Put, 1/21/12 @ $45.00 (1)	50,000	(7)
UnitedHealth Group, Put, 1/21/12 @ $50.00 (1)	50,000	(53)
UnitedHealth Group, Put, 1/21/12 @ $55.00 (1)	55,000	(242)
UnitedHealth Group, Put, 3/17/12 @ $60.00 (1)	35,000	(335)
Valeant Pharmaceuticals International, Call 1/21/12 @ $60.00 (1)	100,000	(7)
Valeant Pharmaceuticals International, Call 4/21/12 @ $55.00 (1)	100,000	(178)
Valeant Pharmaceuticals International, Put 1/21/12 @ $40.00 (1)	10,000	(6)
Valeant Pharmaceuticals International, Put 1/21/12 @ $65.00 (1)	53,400	(7)
Vertex Pharmaceuticals, Call, 1/21/12 @ $46.00 (1)	75,000	(4)
Vertex Pharmaceuticals, Call, 1/21/12 @ $47.00 (1)	75,000	(2)
Vertex Pharmaceuticals, Call, 1/21/12 @ $60.00 (1)	50,000	(1)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/11	Value 12/31/10
AVANIR Pharmaceuticals	$ 4,024	$ -	$ -	$ 13,623	$ *
LCA-Vision	1,653	145	-	2,900	*
Medicines Company	855	9,624	-	*	41,992
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	57^	29,763	3
Totals			$ 57	$ 46,286	$ 41,995

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 59,162
Dividend income	57
Interest income	-
Investment income	$ 57
Realized gain (loss) on securities	$ (1,184)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/11
Investment Income (Loss)	
Income	
Dividend	$ 12,133
Securities lending	375
Interest	34
Total income	12,542
Expenses	
Investment management	18,865
Shareholder servicing	4,152
Prospectus and shareholder reports	207
Custody and accounting	347
Registration	121
Legal and audit	49
Directors	18
Miscellaneous	29
Total expenses	23,788
Net investment loss	(11,246)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	91,151
Written options	32,013
Foreign currency transactions	(174)
Net realized gain	122,990
Change in net unrealized gain (loss)	
Securities	145,859
Written options	(17,621)
Other assets and liabilities denominated in foreign currencies	(70)
Change in net unrealized gain	128,168
Net realized and unrealized gain	251,158
INCREASE IN NET ASSETS FROM OPERATIONS	$ 239,912

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $45,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $(869,000) for the year ended December 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2011, the fund held equity derivatives with a fair value of $52,311,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2011, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2011, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,028,362,000 and $685,935,000, respectively, for the year ended December 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $187,000 for Price Associates; $1,824,000 for T. Rowe Price Services, Inc.; and $367,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2011, the fund was charged $42,000 for shareholder servicing costs related to the college savings plans, of which $28,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, less than 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 380,491 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $26,730,000 from short-term capital gains,

  $67,750,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $11,836,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $9,030,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1995

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, Health Sciences Fund
1995
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Health Sciences Fund	Principal Occupation(s)

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price International

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Graham M. McPhail (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, The Boston
Company Asset Management (to 2008)

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President	President, T. Rowe Price and T. Rowe Price
Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Rouven J. Wool-Lewis, Ph.D. (1973)	Vice President, T. Rowe Price; formerly Vice
Vice President	President of Corporate Strategy, UnitedHealth
Group (to 2011); Associate Analyst,
Oppenheimer & Company (to 2009); Senior
Associate, Friedman, Billings, Ramsey & Co.
(to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012